AMENDMENT NO. 2 TO AMENDED AND
RESTATED CREDIT AGREEMENT

AMENDMENT NO. 2 (this “Amendment”) dated as of July 30, 2008, to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of October 30, 2007, as amended by Amendment No. 1 (“Amendment No. 1”) to Amended and Restated Credit Agreement dated January 7, 2008 (as amended by Amendment No. 1, the “Credit Agreement”) among SPORT SUPPLY GROUP, INC., a Delaware corporation (“Borrower”), the financial institutions or other entities listed on the signature pages hereto (each, a “Lender”), MERRILL LYNCH COMMERCIAL FINANCE CORP., as a Lender (including as the Lender of WCMA Loans), and as Administrative Agent (in such capacity, the “Administrative Agent”).

BACKGROUND

Borrower, Administrative Agent and Lenders are parties to the Credit Agreement pursuant to which Administrative Agent and Lenders provide Borrower with certain financial accommodations.

Borrower has requested that Administrative Agent and Lenders amend the Credit Agreement, and Administrative Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Credit Agreement.

2. Amendments to Credit Agreement. Subject to satisfaction of the conditions precedent set forth in Section 4 below:

(a) Section 4.7 (a) of the Credit Agreement is hereby amended by deleting the reference to “Section 4.7(b)” in clause (ii) thereof and inserting “Sections 4.7(b) and (c)” in its place.

(b) Section 4.7(b) of the Credit Agreement is hereby amended by adding the words “, except as provided in Section 4.7(c) hereof,” after the word “that” in the first line thereof.

(c) A new Section 4.7(c) is hereby added to the Credit Agreement as follows:

“(c) Notwithstanding Section 4.7(b), Borrower may use up to $15,000,000 of the proceeds of Revolving Loans under this Agreement to refinance existing Debt evidenced by the Senior Notes, subject to the satisfaction of the following conditions precedent, each to the satisfaction of Administrative Agent and the Required Lenders in their reasonable discretion:

(i) NEWYORK01 1297458v2 399999-000001

No Default or Event of Default shall have occurred and shall be continuing immediately prior to the time of each such use of the proceeds of the Revolving Loans or would result therefrom;

(ii) On a pro forma basis (after giving effect to each such use of the proceeds of the Revolving Loans), Borrower shall have excess Revolving Loan borrowing capacity of not less than $10,000,000; and

(iii) Borrower shall provide Administrative Agent such information concerning such use of the proceeds of the Revolving Loans as Administrative Agent shall reasonably request.”

(d) Section 5.6 of the Credit Agreement is hereby amended by adding the words “except as otherwise expressly permitted by this Agreement,” before word “declare” in clause (b) thereof.

(e) Section 5.8(a)(iii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(iv) “(iii) Investments in Senior Notes not exceeding $15,000,000 (A) with the proceeds of Revolving Loans to the extent permitted by Sections 4.7(b) or (c), or (B) using funds that do not constitute proceeds of Loans under this Agreement; provided, that, on a pro forma basis (after giving effect to each Investment in Senior Notes) Borrower shall have excess Revolving Loan borrowing capacity of not less than $10,000,000.”

4. Condition to Effectiveness. This Amendment shall become effective upon the due execution by each of Borrower, Dixie Sporting Goods Co., Inc., Kesslers Team Sports, Inc., Lenders and Administrative Agent of a counterpart of this Amendment and delivery of each such counterpart to Administrative Agent.

5. Representations and Warranties. Borrower hereby represents and warrants that: (a) this Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms; (b) upon the effectiveness of this Amendment, Borrower and the guarantors each hereby reaffirms all covenants, representations and warranties made in the Credit Agreement and the other Financing Documents to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment, except to the extent that any such representation or warranty relates to a specific date, in which case such representation or warranty shall be true and correct as of such earlier date; and (c) no Default or Event of Default has occurred and is continuing or would exist after giving effect to this Amendment. In addition, to induce Administrative Agent and Lenders to agree to the terms of this Amendment, Borrower and the guarantors each represents and warrants that as of the date of its execution of this Amendment, there are no claims or offsets against, or rights of recoupment with respect to, or defenses or counterclaims to its obligations under, the Financing Documents and, in accordance therewith, Borrower and the guarantors each hereby waives any and all such claims, offsets, rights of recoupment, defenses or counterclaims, whether known or unknown, arising prior to the date of this Amendment, and releases and discharges Administrative Agent, Lenders, and their respective officers, directors, employees, agents, stockholders, affiliates and attorneys (collectively, the “Released Parties”) from any and all obligations, indebtedness, liabilities, claims, rights, causes of action or demands whatsoever, whether known or unknown, suspected or unsuspected, in law or equity, which Borrower or any guarantor ever had or now has against the Released Parties, or any of them, arising prior to the date hereof and from, arising out of, or relating to the Credit Agreement, the other Financing Documents, and the transactions contemplated thereby.

6. Effect on the Credit Agreement. Except as specifically amended herein, the Credit Agreement, and all other Financing Documents shall remain in full force and effect, and are hereby ratified and confirmed. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Administrative Agent or Lenders, nor constitute a waiver of any provision of the Credit Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

7. Governing Law. This Amendment shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Illinois, without regard to conflicts of laws principles.

8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9. Counterparts; Facsimile. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

10. Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

SPORT SUPPLY GROUP, INC.

By:
John Pitts, Chief Financial Officer

MERRILL LYNCH COMMERCIAL FINANCE CORP., as Administrative Agent and a Lender (including as WCMA Lender)

By:
Brian Talty, Vice President

BANK OF AMERICA, N.A., as a Lender

By:
Charles Dale, Vice President

Consented to and Agreed:

DIXIE SPORTING GOODS CO., INC.

By:
John Pitts, Chief Financial Officer

KESSLERS TEAM SPORTS, INC.

By:
John Pitts, Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NO. 2
TO AMENDED AND RESTATED CREDIT AGREEMENT]